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                                                                   EXHIBIT 10(d)

                                    FORM OF
                                  AMENDMENT TO
                              SEVERANCE AGREEMENT
                        BETWEEN THE COMPANY AND EACH OF
                       R. SCOTT BACON AND DAVID D. HINDLE

     This Amendment to the existing Severance Agreement between the parties hereto is entered into this first day of January 1998 by and between Peoples Heritage Financial Group, Inc., (the "Company"), a Maine financial institution with its principal place of business at One Portland Square, Portland, Maine 04112, and David D. Hindle (the "Executive"), an individual and employee of the Company.

     WHEREAS, the Company and the Executive have previously entered into a Severance Agreement dated December 7, 1996 (the "Agreement"); and

     WHEREAS, the Company and the Executive wish to modify said Agreement;

     NOW THEREFORE, in consideration of the above, the legal sufficiency of which is acknowledged by the parties hereto, said parties agree to amend their Agreement as follows:

     Paragraph 7(d)(ii) is deleted in its original form and replaced by the following:

          the Executive shall receive from the Company, no less than ten days following termination of his or her employment, a lump sum payment (the "Termination Payment") equal to three (3) times the Executive's Annual Compensation;

     Paragraph 7(d)(v) is deleted in its original form and replaced by the following:

          the Executive shall continue to be covered at the expense of the Company by the same or equivalent hospital, medical, dental, accident, disability and life insurance coverage as in effect for the Executive immediately prior to his or her employment, until the earlier of (A) thirty-six (36) months following termination of employment, or (B) the date the Executive has commenced new employment and has thereby become eligible for comparable benefits.

     All other provisions of the Agreement shall, unless altered hereby, remain in full force and effect.


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     WHEREFORE, in recognition and acceptance of this Amendment to the Severance
Agreement, the parties hereto have set their hands as of the first date written above and upon which date this Amendment, when executed, shall be given effect.

                                    PEOPLES HERITAGE FINANCIAL GROUP, INC.

                                    By:
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                                    Attest:
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                                    Executive:
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                                    Address:
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